UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — April 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Equity Fund

Semiannual report
4 | 30 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEQUX

Putnam
Global Equity
Fund

Semiannual report
4 | 30 | 18

Message from the Trustees	1
Interview with your fund’s portfolio manager	3
Your fund’s performance	7
Your fund’s expenses	9
Terms and definitions	11
Other information for shareholders	13
Financial statements	14

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of many over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

June 8, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility for global financial markets, the first half of 2018 has been considerably more challenging. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy. Bond markets have also had a series of ups and downs, due in part to uncertainty surrounding trade policy and the trajectory of U.S. interest rates.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/18. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 11–12.

2 Global Equity Fund

Shep is Co-Head of Equities at Putnam. He has a B.A. from Amherst College. Shep joined Putnam in 2011 and has been in the investment industry since 1993.

In addition to Shep, your fund is managed by Matthew M. Culley.

Shep, could you provide an overview of the global investing environment for the reporting period?

Stocks in markets worldwide began the period against a backdrop of optimism driven by record advances and low volatility. For the first time since the global economic crisis, international stock markets meaningfully outperformed the U.S. market. In 2017, the MSCI EAFE Index [ND], a benchmark for non-U.S. equities in developed markets, posted an annual gain of 25.03%, compared with an increase of 21.83% for the S&P 500 Index, a benchmark for U.S. equities. By late January 2018, however, inflationary concerns escalated, and the U.S. Federal Reserve hinted that it may favor a more aggressive pace of interest-rate hikes in 2018. By early February an abrupt 10% selloff pushed the U.S. stock market into correction territory, causing volatility across global equity markets. For the latter half of the period, U.S. stocks rebounded on positive corporate earnings results, but the market remained choppy. The S&P 500 Index closed the six-month period up 3.82%.

Across the Atlantic, the European Central Bank [ECB] left interest rates unchanged, as expected, during the period. Still, investors

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Allocations are shown as a percentage of the fund’s net assets as of 4/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Equity Fund

remained skeptical of possible complications in a post-Brexit economy and the threat of more protectionist foreign trade policies. Additionally, investors remained cautious that the ECB was moving toward a more aggressive unwinding of accommodative monetary policy in the eurozone. Overall, European stocks struggled in early 2018. Despite these challenges, non-U.S. stock markets finished the six-month period with a modest gain of 3.41%, as measured by the MSCI EAFE Index [ND].

From a sector perspective, utilities, telecommunications, real estate, and consumer staples stocks, which tend to be interest-rate sensitive, moved lower as interest-rate expectations increased. The energy sector, which struggled in 2017, rebounded in the new year. Oil reached a four-year high of $70 per barrel in January 2018, and other commodity prices were bolstered by gains in energy. Additionally, stocks in the technology and consumer discretionary sectors fared well, due in part to solid corporate earnings growth.

How did the fund perform during the period?

For the six-month period, the fund’s class A shares returned 4.62%, outperforming the benchmark, the MSCI World Index [ND], which returned 3.40%. The fund also outpaced the average return of 2.42% for its Lipper peer group, Global Multi-Cap Core Funds.

What were some specific stocks that contributed to the fund’s performance?

NRG Energy, a U.S.-based utility provider, was the fund’s top contributor. Under new management, NRG reported solid progress on its transformation plan, which is designed to deleverage the company and simplify its corporate structure. For the first quarter ended March 31, 2018, NRG announced it had realized $80 million in cost savings under the plan. As an early stakeholder in NRG [the fund has held NRG since 2015], we were positioned to benefit from NRG’s appreciating value. NRG was an out-of-benchmark position, and the fund’s largest holding for the period.

Our investments within the software-as-a-service [SaaS] industry also helped drive fund results. Top contributors included U.S.-based ServiceNow, an enterprise software solutions provider; RealPage, a property management software and services provider for the real estate market; and Instructure, a provider of educational and learning management software tools. These companies have demonstrated durable sales growth and improved profitability in the technology sector.

Energy stocks were a highlight in the second half of the period. One notable contributor was the U.S.-based energy producer Pioneer Natural Resources, which rebounded after facing operational challenges last year in the high-output, low-cost Permian Basin. In addition, we held positions in several companies that capitalized on lucrative opportunities in Canadian oil sands. These outperformers included Suncor Energy, ConocoPhillips, and Cenovus Energy.

What were some stocks that detracted from performance?

Micro Focus International, a United Kingdom-based software and consultancy firm, was the top detractor for the period. Shares of the company depreciated following integration issues related to the firm’s $8.8 billion takeover of Hewlett Packard’s software business and the resignation of Micro Focus’s chief executive officer. By the close of the period, we had sold our position in the company.

Also detracting from performance were several consumer staples companies, including Kraft Heinz, the U.S.-based food and beverage giant, and Molson Coors, the North American brewing company. For these more mature companies,

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revenue growth slowed, cost pressures intensified, and balance sheets remained over-leveraged. Subsequently, performance lagged among these and other consumer staples companies during the period.

What is your outlook for the coming months?

On the surface, U.S. stocks appear to be more expensive than international stocks, in our view. However, we believe that U.S. equities are now priced at their lowest since the global financial crisis. At the same time, we believe that earnings growth will remain strong in 2018 and into next year. We believe the fund is well positioned to capitalize on growth opportunities, albeit with increased volatility, for the remainder of 2018.

Looking ahead, we remain focused on business fundamentals and underappreciated earnings growth potential. We believe we will continue to find these in select companies worldwide.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (7/1/94)
Before sales charge	8.21%	65.50%	5.17%	52.27%	8.77%	20.77%	6.49%	18.49%	4.62%
After sales charge	7.95	55.98	4.55	43.52	7.49	13.82	4.41	11.68	–1.40
Class B (7/1/94)
Before CDSC	7.99	55.55	4.52	46.66	7.96	18.05	5.69	17.54	4.26
After CDSC	7.99	55.55	4.52	44.66	7.66	15.05	4.78	12.54	–0.74
Class C (2/1/99)
Before CDSC	7.91	53.45	4.38	46.55	7.94	18.02	5.68	17.53	4.18
After CDSC	7.91	53.45	4.38	46.55	7.94	18.02	5.68	16.53	3.18
Class M (7/3/95)
Before sales charge	7.72	57.42	4.64	48.52	8.23	18.94	5.95	17.88	4.39
After sales charge	7.56	51.91	4.27	43.32	7.46	14.78	4.70	13.75	0.73
Class R (1/21/03)
Net asset value	7.95	61.27	4.90	50.34	8.50	19.74	6.19	18.14	4.50
Class R6 (7/2/12)
Net asset value	8.43	71.19	5.52	55.27	9.20	22.13	6.89	18.84	4.76
Class Y (9/23/02)
Net asset value	8.39	69.63	5.43	54.12	9.04	21.65	6.75	18.74	4.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

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Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after ten years.

Comparative index returns For periods ended 4/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World
Index (ND)	7.07%	70.46%	5.48%	55.81%	9.28%	24.39%	7.55%	13.22%	3.40%
Lipper Global
Multi-Cap Core	6.99	69.93	5.35	54.99	9.08	22.66	6.98	12.82	2.42
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/18, there were 197, 193, 133, 109, 63, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		—	—	—		1	1	1
Income	$0.055		—	—	—		$0.022	$0.114	$0.092
Capital gains	—		—	—	—		—	—	—
Total	$0.055		—	—	—		$0.022	$0.114	$0.092
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
10/31/17	$15.29	$16.22	$13.63	$14.35	$14.59	$15.12	$15.16	$15.87	$15.81
4/30/18	15.94	16.91	14.21	14.95	15.23	15.78	15.82	16.51	16.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Global Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (7/1/94)
Before sales charge	8.19%	70.90%	5.51%	53.62%	8.97%	20.86%	6.52%	19.30%	5.09%
After sales charge	7.92	61.07	4.88	44.79	7.68	13.91	4.44	12.44	–0.95
Class B (7/1/94)
Before CDSC	7.96	60.90	4.87	47.93	8.15	18.19	5.73	18.38	4.70
After CDSC	7.96	60.90	4.87	45.93	7.85	15.19	4.83	13.38	–0.30
Class C (2/1/99)
Before CDSC	7.41	58.64	4.72	47.90	8.14	18.25	5.75	18.43	4.67
After CDSC	7.41	58.64	4.72	47.90	8.14	18.25	5.75	17.43	3.67
Class M (7/3/95)
Before sales charge	7.69	62.63	4.98	49.79	8.42	19.10	6.00	18.78	4.88
After sales charge	7.53	56.93	4.61	44.55	7.65	14.93	4.75	14.63	1.21
Class R (1/21/03)
Net asset value	7.92	66.69	5.24	51.64	8.68	20.00	6.27	19.03	4.98
Class R6 (7/2/12)
Net asset value	8.41	77.11	5.88	56.75	9.41	22.40	6.97	19.80	5.29
Class Y (9/23/02)
Net asset value	8.36	75.38	5.78	55.49	9.23	21.85	6.81	19.62	5.23

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/17	1.12%	1.87%	1.87%	1.62%	1.37%	0.72%	0.87%
Annualized expense ratio for the
six-month period ended 4/30/18*	1.16%	1.91%	1.91%	1.66%	1.41%	0.77%	0.91%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 4/30/18.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/17 to 4/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.89	$9.67	$9.67	$8.41	$7.15	$3.91	$4.62
Ending value (after expenses)	$1,046.20	$1,042.60	$1,041.80	$1,043.90	$1,045.00	$1,047.60	$1,047.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/18, use the following calculation method. To find the value of your investment on 11/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.81	$9.54	$9.54	$8.30	$7.05	$3.86	$4.56
Ending value (after expenses)	$1,019.04	$1,015.32	$1,015.32	$1,016.56	$1,017.80	$1,020.98	$1,020.28

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Global Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Europe, Australasia, and the Far East. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to

Global Equity Fund 11

non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Global Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2018, Putnam employees had approximately $510,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Global Equity Fund

The fund’s portfolio 4/30/18 (Unaudited)

COMMON STOCKS (95.8%)*	Shares	Value
Aerospace and defense (2.4%)
L3 Technologies, Inc.	34,200	$6,699,096
Raytheon Co.	32,900	6,742,526
Textron, Inc.	129,300	8,034,702
		21,476,324
Auto components (0.9%)
Pirelli & C SpA (Italy) †	928,301	8,047,920
		8,047,920
Banks (3.9%)
Bank of America Corp.	434,500	13,000,240
Bank of Ireland Group PLC (Ireland) †	1,048,464	9,400,313
Grupo Financiero Galicia SA ADR (Argentina)	106,500	6,807,480
ING Groep NV (Netherlands)	300,353	5,038,984
		34,247,017
Beverages (2.0%)
Diageo PLC (United Kingdom)	293,887	10,453,498
Molson Coors Brewing Co. Class B	96,906	6,903,583
		17,357,081
Biotechnology (1.0%)
Alkermes PLC † S	77,300	3,422,071
Vertex Pharmaceuticals, Inc. †	34,600	5,299,336
		8,721,407
Building products (1.9%)
Assa Abloy AB Class B (Sweden)	332,820	6,952,898
Fortune Brands Home & Security, Inc.	72,371	3,957,970
Johnson Controls International PLC	184,900	6,262,563
		17,173,431
Capital markets (2.9%)
E*Trade Financial Corp. †	253,200	15,364,176
Edelweiss Financial Services, Ltd. (India)	2,364,119	10,077,635
		25,441,811
Chemicals (2.3%)
CF Industries Holdings, Inc.	239,200	9,280,960
DowDuPont, Inc.	69,900	4,420,476
Sherwin-Williams Co. (The)	18,400	6,764,944
		20,466,380
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $17) (Private)
(Germany) † ∆∆ F	13	12
New Middle East Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Germany) † ∆∆ F	5	5
		17
Construction and engineering (1.0%)
Kyudenko Corp. (Japan)	190,600	8,873,272
		8,873,272
Construction materials (1.5%)
Loma Negra Cia Industrial Argentina SA ADR (Argentina) †	293,580	6,088,849
Summit Materials, Inc. Class A †	262,287	7,380,756
		13,469,605

Global Equity Fund 15

COMMON STOCKS (95.8%)* cont.	Shares	Value
Consumer finance (0.6%)
Shriram Transport Finance Co., Ltd. (India)	234,732	$5,638,440
		5,638,440
Containers and packaging (1.7%)
Ball Corp.	163,900	6,570,751
RPC Group PLC (United Kingdom)	769,588	8,353,732
		14,924,483
Distributors (0.8%)
PALTAC Corp. (Japan)	145,300	7,270,963
		7,270,963
Diversified financial services (1.5%)
Challenger, Ltd. (Australia)	743,530	6,003,075
Eurazeo SA (France)	86,119	7,541,391
		13,544,466
Diversified telecommunication services (0.5%)
Koninklijke KPN NV (Netherlands)	1,399,378	4,338,249
		4,338,249
Electric utilities (1.2%)
Exelon Corp.	277,100	10,995,328
		10,995,328
Electrical equipment (1.8%)
Eaton Corp. PLC	99,800	7,487,994
Emerson Electric Co.	125,300	8,321,173
		15,809,167
Equity real estate investment trusts (REITs) (0.8%)
Hibernia REIT PLC (Ireland)	3,763,376	6,747,303
		6,747,303
Food products (3.0%)
Associated British Foods PLC (United Kingdom)	221,796	8,229,642
Kraft Heinz Co. (The)	106,600	6,010,108
Nomad Foods, Ltd. (United Kingdom) †	736,779	12,149,486
		26,389,236
Health-care equipment and supplies (5.6%)
Becton Dickinson and Co.	73,400	17,019,258
Boston Scientific Corp. †	549,200	15,773,024
Danaher Corp.	78,100	7,834,992
Dentsply Sirona, Inc.	175,800	8,849,772
		49,477,046
Health-care technology (0.6%)
CompuGroup Medical SE (Germany)	93,927	4,883,043
		4,883,043
Hotels, restaurants, and leisure (2.8%)
Arcos Dorados Holdings, Inc. Class A (Brazil)	204,012	1,856,509
Compass Group PLC (United Kingdom)	388,405	8,330,998
Dalata Hotel Group PLC (Ireland) †	978,033	7,784,546
Hilton Worldwide Holdings, Inc.	81,817	6,450,452
		24,422,505

16 Global Equity Fund

COMMON STOCKS (95.8%)* cont.	Shares	Value
Household durables (2.1%)
HC Brillant Services GmbH (acquired 8/2/13, cost $17) (Private)
(Germany) † ∆∆ F	26	$24
Lennar Corp. Class A	140,845	7,449,292
Sony Corp. (Japan)	111,700	5,500,961
Techtronic Industries Co., Ltd. (Hong Kong)	922,500	5,395,104
		18,345,381
Independent power and renewable electricity producers (3.2%)
NRG Energy, Inc.	922,881	28,609,311
		28,609,311
Insurance (5.1%)
Assured Guaranty, Ltd.	465,800	16,903,882
Fairfax Financial Holdings, Ltd. (Canada)	22,400	12,401,256
IRB Brasil Resseguros SA (Brazil)	544,472	7,351,429
Prudential PLC (United Kingdom)	326,756	8,380,430
		45,036,997
Internet and direct marketing retail (1.8%)
Amazon.com, Inc. †	9,900	15,504,687
Global Fashion Group SA (acquired 8/2/13, cost $855,718) (Private)
(Luxembourg) † ∆∆ F	20,200	196,136
		15,700,823
Internet software and services (5.3%)
Alibaba Group Holding, Ltd. ADR (China) † S	46,300	8,266,402
Alphabet, Inc. Class C †	19,962	20,307,941
GoDaddy, Inc. Class A †	125,600	8,108,736
Instructure, Inc. †	251,200	10,186,160
		46,869,239
IT Services (2.5%)
DXC Technology Co.	120,500	12,418,730
Visa, Inc. Class A S	79,300	10,061,584
		22,480,314
Leisure products (2.0%)
Brunswick Corp.	139,000	8,323,320
Universal Entertainment Corp. (Japan) S	200,500	9,497,493
		17,820,813
Machinery (0.8%)
KION Group AG (Germany)	84,005	7,009,345
		7,009,345
Media (0.7%)
Live Nation Entertainment, Inc. †	157,300	6,208,631
		6,208,631
Metals and mining (1.9%)
Alcoa Corp. †	156,500	8,012,800
Iluka Resources, Ltd. (Australia)	1,012,568	8,905,068
		16,917,868
Oil, gas, and consumable fuels (7.9%)
Cenovus Energy, Inc. (Canada)	1,318,681	13,207,861
ConocoPhillips	124,500	8,154,750
EOG Resources, Inc.	55,300	6,534,801
Kinder Morgan, Inc.	577,000	9,128,140
Pioneer Natural Resources Co.	46,100	9,291,455

Global Equity Fund 17

COMMON STOCKS (95.8%)* cont.	Shares	Value
Oil, gas, and consumable fuels cont.
Seven Generations Energy, Ltd. Class A (Canada) †	609,000	$8,689,499
Suncor Energy, Inc. (Canada)	403,295	15,422,551
		70,429,057
Personal products (3.6%)
Shiseido Co., Ltd. (Japan)	159,300	10,334,848
Unilever NV ADR (Netherlands)	382,795	21,837,347
		32,172,195
Pharmaceuticals (2.6%)
AstraZeneca PLC (United Kingdom)	59,289	4,156,752
Bayer AG (Germany)	80,965	9,692,286
Jazz Pharmaceuticals PLC †	38,300	5,823,132
Novartis AG (Switzerland)	46,809	3,600,369
		23,272,539
Real estate management and development (1.9%)
Kennedy-Wilson Holdings, Inc.	565,035	10,707,413
Realogy Holdings Corp. S	245,200	6,083,412
		16,790,825
Road and rail (2.0%)
Norfolk Southern Corp.	123,700	17,747,239
		17,747,239
Semiconductors and semiconductor equipment (1.8%)
SCREEN Holdings Co., Ltd. (Japan)	109,000	8,948,563
Sino-American Silicon Products, Inc. (Taiwan)	1,701,000	7,311,914
		16,260,477
Software (5.2%)
Activision Blizzard, Inc.	90,300	5,991,405
Adobe Systems, Inc. †	30,000	6,648,000
NCSOFT Corp. (South Korea)	20,562	6,896,948
Nintendo Co., Ltd. (Japan)	17,600	7,423,324
RealPage, Inc. †	174,000	9,309,000
ServiceNow, Inc. †	58,100	9,652,734
		45,921,411
Specialty retail (2.6%)
Advance Auto Parts, Inc.	79,700	9,121,665
Lowe’s Cos., Inc.	111,700	9,207,431
O’Reilly Automotive, Inc. †	19,100	4,890,937
		23,220,033
Technology hardware, storage, and peripherals (1.0%)
Samsung Electronics Co., Ltd. (South Korea)	3,675	8,957,782
		8,957,782
Thrifts and mortgage finance (0.6%)
Radian Group, Inc.	375,700	5,372,510
		5,372,510
Wireless telecommunication services (0.5%)
Vodafone Group PLC ADR (United Kingdom)	158,881	4,672,690
		4,672,690
Total common stocks (cost $809,268,458)		$849,529,974

18 Global Equity Fund

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $103,105)
(Luxembourg) (Private) † ∆∆ F	15,684	$155,333
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$3,653,997) (Private) † ∆∆ F	108,051	3,559,827
Total convertible preferred stocks (cost $3,757,102)		$3,715,160

	Principal amount/
SHORT-TERM INVESTMENTS (6.0%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.95% [d]	Shares	26,213,975	$26,213,975
Putnam Short Term Investment Fund 1.88% L	Shares	25,196,218	25,196,218
U.S. Treasury Bills 1.486%, 5/3/18 ∆		$274,000	273,976
U.S. Treasury Bills 1.492%, 5/24/18 ∆		531,000	530,458
U.S. Treasury Bills 1.542%, 5/17/18 ∆		130,000	129,908
U.S. Treasury Bills 1.552%, 6/7/18 ∆		75,000	74,874
U.S. Treasury Bills 1.652%, 6/21/18 ∆		231,000	230,448
U.S. Treasury Bills 1.809%, 7/19/18 ∆		130,000	129,499
U.S. Treasury Bills 1.845%, 7/26/18 ∆		111,000	110,528
U.S. Treasury Bills 1.852%, 8/9/18 ∆		83,000	82,576
Total short-term investments (cost $52,972,533)			$52,972,460

TOTAL INVESTMENTS
Total investments (cost $865,998,093)	$906,217,594

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through April 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $886,924,191.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,911,337, or 0.4% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,561,210 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $3,114,836 to cover certain derivative contracts and the settlement of certain securities.

Global Equity Fund 19

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	58.5%	Argentina	1.5%
United Kingdom	7.4	Brazil	1.0
Japan	6.6	China	0.9
Canada	5.7	Italy	0.9
Netherlands	3.5	France	0.9
Ireland	2.7	Taiwan	0.8
Germany	2.5	Sweden	0.8
South Korea	1.8	Hong Kong	0.6
India	1.8	Other	0.4
Australia	1.7	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 4/30/18 (aggregate face value $131,990,566) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/18/18	$28,768	$29,330	$(562)
	British Pound	Sell	6/20/18	2,250,257	2,037,988	(212,269)
	Canadian Dollar	Sell	7/18/18	5,736,281	5,722,135	(14,146)
	Euro	Buy	6/20/18	8,655,391	8,868,921	(213,530)
	Hong Kong Dollar	Buy	5/16/18	124,464	125,018	(554)
	Japanese Yen	Buy	5/16/18	326,353	327,603	(1,250)
Barclays Bank PLC
	British Pound	Buy	6/20/18	93,697	93,608	89
	Hong Kong Dollar	Buy	5/16/18	5,225,508	5,255,294	(29,786)
	Japanese Yen	Buy	5/16/18	226,610	227,436	(826)
	Swiss Franc	Buy	6/20/18	1,111,282	1,177,487	(66,205)
Citibank, N.A.
	Canadian Dollar	Sell	7/18/18	6,023,727	6,010,042	(13,685)
	Danish Krone	Buy	6/20/18	6,261,849	6,426,474	(164,625)
	Euro	Buy	6/20/18	2,291,290	2,342,457	(51,167)
	Japanese Yen	Buy	5/16/18	341,605	334,076	7,529
	Swedish Krona	Buy	6/20/18	37,768	40,204	(2,436)
Goldman Sachs International
	British Pound	Sell	6/20/18	874,739	766,379	(108,360)
	Canadian Dollar	Sell	7/18/18	795,470	795,974	504
	Chinese Yuan	Sell	5/16/18	8,127,677	8,112,224	(15,453)
	Euro	Sell	6/20/18	1,017,961	1,032,613	14,652
	Japanese Yen	Buy	5/16/18	6,359,935	6,278,867	81,068

20 Global Equity Fund

FORWARD CURRENCY CONTRACTS at 4/30/18 (aggregate face value $131,990,566) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/18/18	$1,592,716	$1,638,156	$(45,440)
	British Pound	Sell	6/20/18	4,150,700	4,147,551	(3,149)
	Canadian Dollar	Sell	7/18/18	782,596	780,741	(1,855)
	Euro	Buy	6/20/18	5,190,156	5,275,436	(85,280)
	Japanese Yen	Buy	5/16/18	690,292	780,070	(89,778)
	Norwegian Krone	Buy	6/20/18	2,023,117	2,076,188	(53,071)
	Singapore Dollar	Buy	5/16/18	3,960,499	4,018,676	(58,177)
	South Korean Won	Sell	5/16/18	16,222,768	16,199,549	(23,219)
	Swedish Krona	Buy	6/20/18	1,635,410	1,714,511	(79,101)
	Swiss Franc	Buy	6/20/18	18,625,398	19,734,684	(1,109,286)
	NatWest Markets PLC
	Japanese Yen	Buy	5/16/18	41,002	42,296	(1,294)
	Japanese Yen	Sell	5/16/18	41,002	40,988	(14)
	State Street Bank and Trust Co.
	Australian Dollar	Buy	7/18/18	374,664	381,880	(7,216)
	Canadian Dollar	Buy	7/18/18	44,084	41,177	2,907
	Israeli Shekel	Buy	7/18/18	1,870,458	1,917,282	(46,824)
	Japanese Yen	Buy	5/16/18	2,779,760	2,825,572	(45,812)
	Japanese Yen	Sell	5/16/18	2,779,760	2,834,753	54,993
UBS AG
	Australian Dollar	Buy	7/18/18	4,623,388	4,712,941	(89,553)
	WestPac Banking Corp.
	Canadian Dollar	Sell	7/18/18	4,185,446	4,218,798	33,352
	Euro	Buy	6/20/18	2,569,929	2,605,187	(35,258)
	Unrealized appreciation					195,094
	Unrealized depreciation					(2,669,181)
Total						$(2,474,087)

* The exchange currency for all contracts listed is the United States Dollar.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/18 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return
Swap counterparty/		received	tion	received (paid)	received by	Unrealized
Notional amount	Value	(paid)	date	by fund	or paid by fund	appreciation
Bank of America N.A.
$7,837,914	$8,143,951	$—	1/4/19	(1 month USD-	MSCI Japan	$289,677
				LIBOR-BBA plus	Financials Net
				0.90%) — Monthly	USD — Monthly
Upfront premium received		—		Unrealized appreciation		289,677
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$—		Total		$289,677

Global Equity Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$69,012,924	$51,827,985	$196,160
Consumer staples	25,063,177	50,855,335	—
Energy	70,429,057	—	—
Financials	77,200,973	52,080,268	—
Health care	64,021,585	22,332,450	—
Industrials	65,253,263	22,835,515	17
Information technology	100,950,692	39,538,531	—
Materials	48,519,536	17,258,800	—
Real estate	16,790,825	6,747,303	—
Telecommunication services	4,672,690	4,338,249	—
Utilities	39,604,639	—	—
Total common stocks	581,519,361	267,814,436	196,177
Convertible preferred stocks	—	—	3,715,160
Short-term investments	25,196,218	27,776,242	—
Totals by level	$606,715,579	$295,590,678	$3,911,337

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(2,474,087)	$—
Total return swap contracts	—	289,677	—
Totals by level	$—	$(2,184,410)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22 Global Equity Fund

Statement of assets and liabilities 4/30/18 (Unaudited)

ASSETS
Investment in securities, at value, including $25,664,427 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $814,587,900)	$854,807,401
Affiliated issuers (identified cost $51,410,193) (Notes 1 and 5)	51,410,193
Cash	11
Foreign currency (cost $129,423) (Note 1)	128,590
Dividends, interest and other receivables	1,784,948
Foreign tax reclaim	206,683
Receivable for shares of the fund sold	2,757,375
Receivable for investments sold	7,955,047
Unrealized appreciation on forward currency contracts (Note 1)	195,094
Unrealized appreciation on OTC swap contracts (Note 1)	289,677
Prepaid assets	57,808
Total assets	919,592,827

LIABILITIES
Payable for investments purchased	1,504,950
Payable for shares of the fund repurchased	669,650
Payable for compensation of Manager (Note 2)	478,562
Payable for custodian fees (Note 2)	23,505
Payable for investor servicing fees (Note 2)	256,695
Payable for Trustee compensation and expenses (Note 2)	524,109
Payable for administrative services (Note 2)	4,456
Payable for distribution fees (Note 2)	188,861
Unrealized depreciation on forward currency contracts (Note 1)	2,669,181
Collateral on securities loaned, at value (Note 1)	26,213,975
Other accrued expenses	134,692
Total liabilities	32,668,636

Net assets	$886,924,191

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$857,197,472
Undistributed net investment income (Note 1)	2,704,592
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(11,002,477)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	38,024,604
Total — Representing net assets applicable to capital shares outstanding	$886,924,191

(Continued on next page)

Global Equity Fund 23

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($800,262,222 divided by 50,219,284 shares)	$15.94
Offering price per class A share (100/94.25 of $15.94)*	$16.91
Net asset value and offering price per class B share ($8,914,247 divided by 627,382 shares)**	$14.21
Net asset value and offering price per class C share ($12,763,059 divided by 853,551 shares)**	$14.95
Net asset value and redemption price per class M share ($10,567,552 divided by 694,053 shares)	$15.23
Offering price per class M share (100/96.50 of $15.23)*	$15.78
Net asset value, offering price and redemption price per class R share
($279,079 divided by 17,639 shares)	$15.82
Net asset value, offering price and redemption price per class R6 share
($17,770,402 divided by 1,076,095 shares)	$16.51
Net asset value, offering price and redemption price per class Y share
($36,367,630 divided by 2,208,445 shares)	$16.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Global Equity Fund

Statement of operations Six months ended 4/30/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $379,325)	$6,050,683
Interest (including interest income of $212,120 from investments in affiliated issuers) (Note 5)	221,814
Securities lending (net of expenses) (Notes 1 and 5)	34,257
Total investment income	6,306,754

EXPENSES
Compensation of Manager (Note 2)	2,790,340
Investor servicing fees (Note 2)	790,010
Custodian fees (Note 2)	47,202
Trustee compensation and expenses (Note 2)	11,570
Distribution fees (Note 2)	1,133,591
Administrative services (Note 2)	14,079
Other	191,086
Total expenses	4,977,878
Expense reduction (Note 2)	(14,002)
Net expenses	4,963,876

Net investment income	1,342,878

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Securities from unaffiliated issuers (Notes 1 and 3)	(8,114,456)
Foreign currency transactions (Note 1)	(55,974)
Forward currency contracts (Note (1)	(1,971,537)
Swap contracts (Note 1)	(528,392)
Total net realized loss	(10,670,359)
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	48,264,860
Assets and liabilities in foreign currencies	(33,586)
Forward currency contracts	(838,598)
Swap contracts	289,677
Total change in net unrealized appreciation	47,682,353

Net gain on investments	37,011,994

Net increase in net assets resulting from operations	38,354,872

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 25

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/18*	Year ended 10/31/17
Operations
Net investment income	$1,342,878	$3,567,686
Net realized gain (loss) on investments
and foreign currency transactions	(10,670,359)	199,606,141
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	47,682,353	(24,107,270)
Net increase in net assets resulting from operations	38,354,872	179,066,557
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,642,044)	(10,330,580)
Class B	—	(93,589)
Class C	—	(163,687)
Class M	—	(111,346)
Class R	(793)	(5,125)
Class R6	(120,042)	(219,030)
Class Y	(199,319)	(523,299)
Increase in capital from settlement payments	—	24,292
Increase (decrease) from capital share transactions (Note 4)	15,782,266	(76,056,988)
Total increase in net assets	51,174,940	91,587,205

NET ASSETS
Beginning of period	835,749,251	744,162,046
End of period (including undistributed net investment
income of $2,704,592 and $4,323,912, respectively)	$886,924,191	$835,749,251

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Global Equity Fund

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Global Equity Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2018**	$15.29	.03	.68	.71	(.06)	(.06)	—	$15.94	4.62*	$800,262	.57*	.16*	32*
October 31, 2017	12.34	.06	3.09	3.15	(.20)	(.20)	—[d,e]	15.29	25.87	744,923	1.12	.48	220
October 31, 2016	12.72	.10	(.41)	(.31)	(.07)	(.07)	—	12.34	(2.45)	665,085	1.16[f]	.79[f]	48
October 31, 2015	12.85	.05	(.10)	(.05)	(.08)	(.08)	—	12.72	(.43)	761,328	1.23	.40	61
October 31, 2014	12.07	.08	.75	.83	(.05)	(.05)	—[d,g]	12.85	6.92	820,387	1.27	.66	80
October 31, 2013	9.26	.03	2.86	2.89	(.08)	(.08)	—	12.07	31.37	823,261	1.33	.32	113
Class B
April 30, 2018**	$13.63	(.03)	.61	.58	—	—	—	$14.21	4.26*	$8,914	.94*	(.21)*	32*
October 31, 2017	11.02	(.03)	2.74	2.71	(.10)	(.10)	—[d,e]	13.63	24.84	9,541	1.87	(.26)	220
October 31, 2016	11.38	.01	(.37)	(.36)	—	—	—	11.02	(3.16)	10,467	1.91[f]	.05[f]	48
October 31, 2015	11.52	(.04)	(.10)	(.14)	—	—	—	11.38	(1.22)	13,857	1.98	(.34)	61
October 31, 2014	10.85	(.01)	.68	.67	—	—	—[d,g]	11.52	6.18	17,031	2.02	(.07)	80
October 31, 2013	8.33	(.04)	2.57	2.53	(.01)	(.01)	—	10.85	30.36	20,407	2.08	(.42)	113
Class C
April 30, 2018**	$14.35	(.03)	.63	.60	—	—	—	$14.95	4.18*	$12,763	.94*	(.22)*	32*
October 31, 2017	11.59	(.03)	2.90	2.87	(.11)	(.11)	—[d,e]	14.35	24.94	19,322	1.87	(.27)	220
October 31, 2016	11.98	—[d]	(.38)	(.38)	(.01)	(.01)	—	11.59	(3.20)	18,589	1.91[f]	.04[f]	48
October 31, 2015	12.12	(.04)	(.10)	(.14)	—	—	—	11.98	(1.16)	17,265	1.98	(.35)	61
October 31, 2014	11.43	(.01)	.70	.69	—	—	—[d,g]	12.12	6.04	17,675	2.02	(.11)	80
October 31, 2013	8.77	(.04)	2.71	2.67	(.01)	(.01)	—	11.43	30.43	13,638	2.08	(.43)	113
Class M
April 30, 2018**	$14.59	(.01)	.65	.64	—	—	—	$15.23	4.39*	$10,568	.82*	(.09)*	32*
October 31, 2017	11.79	—[d]	2.94	2.94	(.14)	(.14)	—[d,e]	14.59	25.19	10,441	1.62	(.02)	220
October 31, 2016	12.16	.03	(.39)	(.36)	(.01)	(.01)	—	11.79	(2.99)	9,603	1.66[f]	.29[f]	48
October 31, 2015	12.28	(.01)	(.10)	(.11)	(.01)	(.01)	—	12.16	(.87)	10,907	1.73	(.10)	61
October 31, 2014	11.55	.02	.71	.73	—	—	—[d,g]	12.28	6.32	11,846	1.77	.16	80
October 31, 2013	8.85	(.02)	2.75	2.73	(.03)	(.03)	—	11.55	30.91	12,378	1.83	(.18)	113
Class R
April 30, 2018**	$15.16	—[d]	.68	.68	(.02)	(.02)	—	$15.82	4.50*	$279	.70*	—*h	32*
October 31, 2017	12.22	.03	3.06	3.09	(.15)	(.15)	—[d,e]	15.16	25.55	571	1.37	.22	220
October 31, 2016	12.57	.07	(.42)	(.35)	—	—	—	12.22	(2.78)	498	1.41[f]	.56[f]	48
October 31, 2015	12.70	.02	(.10)	(.08)	(.05)	(.05)	—	12.57	(.65)	590	1.48	.18	61
October 31, 2014	11.94	.05	.74	.79	(.03)	(.03)	—[d,g]	12.70	6.62	1,361	1.52	.43	80
October 31, 2013	9.15	.01	2.83	2.84	(.05)	(.05)	—	11.94	31.14	1,194	1.58	.07	113

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Global Equity Fund	Global Equity Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R6
April 30, 2018**	$15.87	.06	.69	.75	(.11)	(.11)	—	$16.51	4.76*	$17,770	.38*	.36*	32*
October 31, 2017	12.80	.12	3.20	3.32	(.25)	(.25)	—[d,e]	15.87	26.40	16,773.72		.88	220
October 31, 2016	13.20	.15	(.43)	(.28)	(.12)	(.12)	—	12.80	(2.11)	11,433	.75[f]	1.19[f]	48
October 31, 2015	13.33	.11	(.11)	—[d]	(.13)	(.13)	—	13.20	(.01)	12,062.84		.78	61
October 31, 2014	12.52	.14	.78	.92	(.11)	(.11)	—[d,g]	13.33	7.36	10,365.86		1.06	80
October 31, 2013	9.56	.09	2.96	3.05	(.09)	(.09)	—	12.52	32.16	9,404.87		.76	113
Class Y
April 30, 2018**	$15.81	.05	.70	.75	(.09)	(.09)	—	$16.47	4.77*	$36,368	.45*	.29*	32*
October 31, 2017	12.76	.10	3.18	3.28	(.23)	(.23)	—[d,e]	15.81	26.13	34,179.87		.72	220
October 31, 2016	13.15	.13	(.42)	(.29)	(.10)	(.10)	—	12.76	(2.20)	28,487	.91[f]	1.03[f]	48
October 31, 2015	13.28	.09	(.11)	(.02)	(.11)	(.11)	—	13.15	(.17)	31,117.98		.66	61
October 31, 2014	12.47	.12	.77	.89	(.08)	(.08)	—[d,g]	13.28	7.19	35,398	1.02	.90	80
October 31, 2013	9.56	.06	2.95	3.01	(.10)	(.10)	—	12.47	31.76	27,553	1.08	.56	113

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Haidar Capital Management/Haidar Capital Advisors, which amounted to less than $0.01 per share outstanding on February 15, 2017.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Morgan Stanley and Co. which amounted to less than $0.01 per share outstanding on November 27, 2013.

h Amount represents less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

30 Global Equity Fund	Global Equity Fund 31

Notes to financial statements 4/30/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through April 30, 2018.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

32 Global Equity Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

Global Equity Fund 33

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure in specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty

34 Global Equity Fund

risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,184,410 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,561,210 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $26,213,975 and the value of securities loaned amounted to $25,664,427.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of

Global Equity Fund 35

the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $864,860,371, resulting in gross unrealized appreciation and depreciation of $80,921,740 and $41,748,927, respectively, or net unrealized appreciation of $39,172,813.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and

36 Global Equity Fund

the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.343% of the fund’s average net assets before a decrease of $161,872 (0.019% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$715,097	Class R	390
Class B	8,797	Class R6	4,368
Class C	17,951	Class Y	33,401
Class M	10,006	Total	$790,010

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s

Global Equity Fund 37

expenses were reduced by $2,456 under the expense offset arrangements and by $11,546 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $652, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$950,411
Class B	1.00%	1.00%	46,772
Class C	1.00%	1.00%	95,463
Class M	1.00%	0.75%	39,900
Class R	1.00%	0.50%	1,045
Total			$1,133,591

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,859 and $193 from the sale of class A and class M shares, respectively, and received $1,225 and $79 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $18 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$267,596,175	$282,296,556
U.S. government securities (Long-term)	—	—
Total	$267,596,175	$282,296,556

38 Global Equity Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	3,911,959	$62,052,141	1,023,655	$13,823,395
Shares issued in connection with
reinvestment of distributions	157,938	2,471,730	780,258	9,651,794
	4,069,897	64,523,871	1,803,913	23,475,189
Shares repurchased	(2,580,652)	(40,825,076)	(6,976,810)	(93,235,264)
Net increase (decrease)	1,489,245	$23,698,795	(5,172,897)	$(69,760,075)

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	21,839	$306,313	33,718	$394,138
Shares issued in connection with
reinvestment of distributions	—	—	8,095	89,853
	21,839	306,313	41,813	483,991
Shares repurchased	(94,308)	(1,329,525)	(292,063)	(3,502,760)
Net decrease	(72,469)	$(1,023,212)	(250,250)	$(3,018,769)

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	96,453	$1,439,581	88,726	$1,145,623
Shares issued in connection with
reinvestment of distributions	—	—	13,423	156,776
	96,453	1,439,581	102,149	1,302,399
Shares repurchased	(589,560)	(8,757,725)	(359,383)	(4,530,431)
Net decrease	(493,107)	$(7,318,144)	(257,234)	$(3,228,032)

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	17,833	$273,410	23,101	$287,322
Shares issued in connection with
reinvestment of distributions	—	—	9,189	108,893
	17,833	273,410	32,290	396,215
Shares repurchased	(39,330)	(596,683)	(131,475)	(1,704,484)
Net decrease	(21,497)	$(323,273)	(99,185)	$(1,308,269)

Global Equity Fund 39

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	2,332	$36,986	4,067	$55,087
Shares issued in connection with
reinvestment of distributions	50	776	411	5,057
	2,382	37,762	4,478	60,144
Shares repurchased	(22,370)	(366,562)	(7,553)	(95,632)
Net decrease	(19,988)	$(328,800)	(3,075)	$(35,488)

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	65,728	$1,080,263	273,525	$3,687,417
Shares issued in connection with
reinvestment of distributions	7,410	120,042	17,125	219,030
	73,138	1,200,305	290,650	3,906,447
Shares repurchased	(54,188)	(900,713)	(126,732)	(1,754,318)
Net increase	18,950	$299,592	163,918	$2,152,129

	SIX MONTHS ENDED 4/30/18		YEAR ENDED 10/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	330,759	$5,412,591	771,761	$10,681,516
Shares issued in connection with
reinvestment of distributions	11,506	185,929	38,525	491,577
	342,265	5,598,520	810,286	11,173,093
Shares repurchased	(295,410)	(4,821,212)	(881,794)	(12,031,577)
Net increase (decrease)	46,855	$777,308	(71,508)	$(858,484)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/17	cost	proceeds	income	of 4/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$43,598,936	$84,320,197	$101,705,158	$188,429	$26,213,975
Putnam Short Term
Investment Fund**	11,908,469	160,205,252	146,917,503	212,120	25,196,218
Total Short-term
investments	$55,507,405	$244,525,449	$248,622,661	$400,549	$51,410,193

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

40 Global Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$193,000,000
OTC total return swap contracts (notional)	$6,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$195,094	Payables	$2,669,181
Equity contracts	Receivables	289,677	Payables	—
Total		$484,771		$2,669,181

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total
Foreign exchange contracts	$(1,971,537)	$—	$(1,971,537)
Equity contracts	—	(528,392)	$(528,392)
Total	$(1,971,537)	$(528,392)	$(2,499,929)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total
Foreign exchange contracts	$(838,598)	$—	$(838,598)
Equity contracts	—	289,677	$289,677
Total	$(838,598)	$289,677	$(548,921)

Global Equity Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Total return swap contracts*#	$289,677	$—	$—	$—	$—	$—	$—	$—	$—	$289,677
Forward currency contracts#	—	89	7,529	96,224	—	—	57,900	—	33,352	195,094
Total Assets	$289,677	$89	$7,529	$96,224	$—	$—	$57,900	$—	$33,352	$484,771
Liabilities:
OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	442,311	96,817	231,913	123,813	1,548,356	1,308	99,852	89,553	35,258	2,669,181
Total Liabilities	$442,311	$96,817	$231,913	$123,813	$1,548,356	$1,308	$99,852	$89,553	$35,258	$2,669,181
Total Financial and Derivative
Net Assets	$(152,634)	$(96,728)	$(224,384)	$(27,589)	$(1,548,356)	$(1,308)	$(41,952)	$(89,553)	$(1,906)	$(2,184,410)
Total collateral received (pledged)†##	$(110,549)	$—	$(151,724)	$—	$(1,298,937)	$—	$—	$—	$—
Net amount	$(42,085)	$(96,728)	$(72,660)	$(27,589)	$(249,419)	$(1,308)	$(41,952)	$(89,553)	$(1,906)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(110,549)	$—	$(151,724)	$—	$(1,298,937)	$—	$—	$—	$—	$(1,561,210)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42 Global Equity Fund	Global Equity Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Global Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

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SA006 311188 6/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 29, 2018